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                                                                   EXHIBIT 99(a)

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Leonard H. Roberts, Chairman and Chief Executive Officer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of RadioShack Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit and Compliance Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K filed with the Commission on March 29, 2002 of RadioShack Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of RadioShack Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


                                          Subscribed and sworn to
                                          before me this 12th day of
/s/ Leonard H. Roberts                    August 2002.
Leonard H. Roberts                           /s/ Rachel Lykins
August 12, 2002                              Rachel Lykins
                                             Notary Public State of Texas
                                             My Commission Expires:
                                             6/22/2006

[* Separate statements to be signed by each of the Principal Executive Officer and the Principal Financial Officer.]